Flexible Premium Deferred Variable Annuity
issued by: Midland National® Life Insurance Company
through the Midland National Life Separate Account C
Supplement dated October 26, 2023 to the previously supplemented Prospectus, the Initial Summary Prospectus, and the Updating Summary Prospectus, each Dated May 1, 2023
This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.
Effective December 8, 2023, the BlackRock Large Cap Focus Growth VI III fund will be renamed the BlackRock Large Cap Growth Equity VI III fund. Additional information about each of these investment options is located in the appendix to your Prospectus or Summary Prospectus.
Effective December 8, 2023, the BlackRock Capital Appreciation V.I. III fund will be merged into the newly renamed BlackRock Large Cap Growth Equity VI III fund. Additional information about each of these investment options is located in the appendix to your Prospectus or Summary Prospectus.
A corresponding change is hereby made throughout the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus.
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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.
Please retain this supplement for future reference.

ES 10.26.23